UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

Commission File No. 33-18978

                                                                                                                           TEL-INSTRUMENT ELECTRONICS CORP
(Name of Registrant as specified in its charter)
                                                                                                   _____________________________________________________
                                                                                                  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
______________________________________________________________________________
2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________
4) Proposed maximum aggregate value of transaction:
______________________________________________________________________________
5) Total fee paid:

 [ ] Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
 Form or Schedule and the date of its filing.

1) Amount Previously Paid:
              _______________________________________________________________________________
2) Form, Schedule or Registration Statement No.:
_______________________________________________________________________________
3) Filing Party:
_______________________________________________________________________________
4) Date Filed:

Tel-Instrument Electronics Corp
728 Garden St.
Carlstadt, NJ 07072

NOTICE
OF
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD
December 15, 2010

The Annual Meeting of shareholders of Tel-Instrument Electronics Corp will be held at the Company’s principal office, 728 Garden St., Carlstadt, NJ, on Wednesday, December 15, 2010 at 4:00 p.m. EST, for the following purposes, as more fully described in the accompanying Proxy Statement:

                           1. To elect five directors for one year terms.

2.	To ratify the appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting firm for the fiscal year ended March 31, 2011.

3.
To ratify action of the Board of Directors granting BCA Mezzanine Fund, LLP (“BCA”) limited preemptive rights with respect to shares of common stock issued to BCA upon its exercise of a warrant and payment for the shares issued in accordance with the warrant’s terms.

4.
To approve an amendment to the Company’s Certificate of Incorporation to provide that (a) shares of common stock issued upon exercise of the warrant granted to BCA (the “Warrant”) pursuant to the loan transaction described in this Proxy Statement, shall be designated Series A Common Shares and shall have preemptive rights in “New Securities”, but shall be identical with outstanding common stock in all other material respects, and (b) no other shares of common stock, now outstanding or hereafter issued, shall have preemptive rights, and for the officers to implement this resolution.

5.	To act upon such other business as may properly come before the meeting, or at any adjournment or postponement thereof.

Shareholders of record at the close of business on November 16, 2010, are entitled to notice of, and to vote at, the meeting, or at any adjournment thereof.

We hope that you are able to attend our Annual Meeting.

Whether or not you plan to attend the meeting in person, please vote as soon as possible by marking, dating, and signing the enclosed proxy card exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States.  Proxies may be revoked at any time before they are exercised, in the manner set forth in the Proxy Statement, and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter properly brought before the meeting.

This Proxy Statement and the accompanying form of Proxy Card are being mailed beginning on or about November 29, 2010 to Stockholders entitled to vote.  The Company’s 2010 Annual Report on Form 10-K and quarterly report on Form 10-Q for the September 30, 2010 quarter, which contain consolidated financial statements, are being mailed with this Proxy Statement, but are not a part of the proxy soliciting materials.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 15, 2010.

This Proxy Statement, Annual Report on Form 10-K for 2010 and Quarterly Report on Form 10-Q for the period ended September 30, 2010 are available at our corporate website at www.telinstrument.com under “Company” and then go to “Investor Relations”.

                                                                                                    BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                                                                                   /s/   Harold K. Fletcher
                                                                                                           Harold K. Fletcher
                                                                                                           Chairman of the Board
Carlstadt, NJ
November 29, 2010

TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING                                                                                                                                                      5
Proxies                                                                                                                                                                                                                                                5
Record Date and Outstanding Common Stock                                                                                                                                                                            6
Voting and Solicitation                                                                                                                                                                                                                    6
           Revocability of Proxies                                                                                                                                                                                                         7
Householding of Proxy Materials                                                                                                                                                                                                  7

PROPOSAL NO. 1 – ELECTION OF DIRECTORS                                                                                                                                                                                      7
General                                                                                                                                                                                                                                               7
Vote Required                                                                                                                                                                                                                                   8
Information Regarding the Nominees                                                                                                                                                                                           8

CORPORATE GOVERNANCE BOARD MEETINGS AND COMMITTEES                                                                                                                                     10
Code of Conduct                                                                                                                                                                                                                             10
Audit Committee                                                                                                                                                                                                                             11
Compensation Committee                                                                                                                                                                                                              12
Nominating Committee                                                                                                                                                                                                                   12
Compensation of Independent Directors                                                                                                                                                                                    13
Compliance with Section 16(a) of the Exchange Act                                                                                                                                                                 13

PROPOSAL NO. 2 – RATIFICATION OF BDO USA, LLP AS INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM                                                                                                                                                                                      14
Fees Paid to BDO USA, LLP                                                                                                                                                                                                         14
Audit Committee Pre-Approval Policy of Audit and Permissible Non-Audit Services                                                                                                  14

PROPOSAL NO. 3 – RATIFICATION OF THE BOARD’S ACTION IN GRANTING BCA MEZZANINE LP (“BCA”) LIMITED PREEMPTIVE
RIGHTS WITH RESPECT TO SHARES OF COMMON STOCK TO BE ISSUED TO BCA UPON EXERCISE OF ITS WARRANT AND
PAYMENT FOR THE SHARES ISSED IN ACCORDANCE WITH THE WARRANT’S TERMS                                                                                                      15

PROPOSAL NO. 4 – TO AMEND OUR CERTIFICATE OF INCORPORATION TO PROVIDE THAT (A) SHARES OF COMMON STOCK
ISSUED UPON EXERCISE OF THE WARRANT GRANTED TO BCA MEZZANINE FUND, LLP, (THE “WARRANT’)  PURSUANT TO
THE LOAN TRANSACTION DESCRIBED IN THE PRECEDING PROPOSAL, HAVE PREEMPTIVE RIGHTS IN “NEW SECURITIES,”
AS DEFINED IN EXHIBIT A ANNEXED, BUT SHALL BE IDENTICAL WITH THE OUTSTANDING COMMON STOCK IN ALL OTHER
RESPECTS, AND SHALL BE DESIGNATED SERIES A COMMON STOCK, AND (B) NO OTHER SHARES OF COMMON STOCK,
NOW OUTSTANDING OR HEREAFTER ISSUED, SHALL HAVE PREEMPTIVE RIGHTS; AND FOR THE OFFICERS TO IMPLEMENT
THIS RESOLUTION                                                                                                                                                                                                                                 16

SECURITY OWNERSHIP                                                                                                                                                                                                                             17

EXECUTIVE COMPENSATION                                                                                                                                                                                                                  19
Summary Compensation Table                                                                                                                                                                                                          19
Processes and Procedures                                                                                                                                                                                                                 19
     Incentive Pan                                                                                                                                                                                                                                             20
     Outstanding Equity Awards at Fiscal Year End Table                                                                                                                                                                  20
     Options Exercised During Fiscal Year 2010                                                                                                                                                                                     21
     Grants of Plan-Based Awards for Fiscal Year 2010                                                                                                                                                                             21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                                                                                                                                  21

SHAREHOLDER PROPOSALS                                                                                                                                                                                                                   22

Tel-Instrument Electronics Corp
728 Garden St.
Carlstadt, NJ 07072

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD
December 15, 2010

INFORMATION CONCERNING SOLICITATION AND VOTING

Proxies

This Proxy Statement and Proxy Card are furnished in connection with the solicitation of proxies by Tel-Instrument Electronics Corp (the “Company” or “Tel”) for use at the annual meeting of shareholders to be held at 4:00 p.m. EST, on Wednesday, December 15, 2010 at the Company’s facilities at 728 Garden St., Carlstadt, NJ, or at any adjournment or postponement thereof.  The Annual Report, which includes our audited financial statements for the fiscal year ended March 31, 2010, and our Quarterly Report for the quarter ended September 30, 2010, have been mailed to you with this Proxy Statement, but are not part of the proxy soliciting material.

You may vote at the meeting in person or by proxy.  We recommend that you vote by proxy, even if you plan to attend the meeting.  You can always change your vote at the meeting.  Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct.  You may vote for some, all, or none of the director candidates. You may also vote for or against the other proposals, or you may abstain from voting.

All shares of common stock represented at the meeting by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the annual meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications.  Shares represented by properly executed and returned proxies, on which no specification has been made, will be voted 1) for the election of the nominees for director named herein, 2) for the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011, 3) for ratifying the act of the directors in granting limited preemptive rights with respect to shares of common stock which may be issued to BCA upon its exercise of a warrant and payment for the shares issued in accordance with the warrant’s terms, and 4) to amend the Certificate of Incorporation  to provide that (a) shares of common stock issued upon exercise of the warrant granted to BCA (the “Warrant”) pursuant to the loan transaction described herein, shall be designated Class A Common Shares, shall have preemptive rights in “New Securities”, but shall be identical with outstanding common stock in all other material respects, and (b) no other shares of common stock, now outstanding or hereafter issued, shall have preemptive rights, and for the officers to implement this resolution.

  If any other matters are properly presented at the annual meeting for action, including a question of adjourning or postponing the annual meeting from time to time, the persons named in the proxies and acting thereunder, will have discretion to vote on such matters in accordance with their best judgment.  The Company is unaware of any matters which will be submitted to Shareholders for action, other than as stated in the Proxy card.

The Notice of Annual Meeting, this Proxy Statement, and the related proxy card are first being mailed to shareholders on or about November 29, 2010.

Record Date and Outstanding Common Stock

The Board of Directors has fixed the close of business on November 16, 2010, as the Record Date for determining the holders of outstanding common stock entitled to notice of, and to vote at, the annual meeting.  On that date, there were 2,625,323 shares of common stock issued, outstanding, and entitled to vote.

Voting and Solicitation

Each shareholder is entitled to one vote, exercisable in person or by proxy, for each share of common stock held of record on the record date.  Shareholders are entitled to vote their shares for each proposal and for each nominee, and cumulative voting is not permitted. Shareholders may vote separately for each nominee.

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of those shares held in “street name”. If your shares are held in street name, these proxy materials are being forwarded to you by your bank, brokerage firm or nominee (the “Record Holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct the Record Holder how to vote your shares, and the Record Holder is required to follow your instructions. If you do not give instructions to your bank, broker or nominee, it will nevertheless be entitled to vote your shares in its discretion for the ratification of the independent auditors, but will not be permitted to vote on any other matters, including proposals 1, 3, and 4, which may be submitted at the meeting, and your shares will be considered broker non-votes on these matters, if any.   Broker non-votes on a proposal are shares held by brokers that do not have discretionary authority to vote on the matter, have not received voting instructions from their clients and do not vote on specific proposals

The presence in person or by proxy, of a majority of the shares of common stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at a meeting.  An affirmative vote of a majority of the shares of common stock present in person or by proxy, at a meeting where there is a duly constituted quorum is necessary to adopt any matter submitted for vote.  All votes will be tabulated by the inspector of election for the meeting appointed by the Directors and who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

Proxies on which no specification has been made will be counted for quorum purposes and voted for the election of the nominees for Director listed below, for ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm, for the ratification of the directors act in granting BCA Mezzanine Fund LP limited preemptive rights as described below, and for amending the Certificate of Incorporation to provide that shares of common stock issued to BCA upon exercise of the warrant be granted preemptive rights, and, if any, for other matters that are properly raised at the meeting, we will use our best judgment to vote your proxy.  As of the date of this Proxy Statement, we are unaware of any other matters to be voted on.  If you mark the Proxy Card indicating withholding of your vote, the equivalent to abstaining, your proxy will be counted in determining the quorum, but will not be a vote cast and, therefore, it will have the effect of a vote cast “against” the proposal.

Tel will pay the expenses incurred in connection with the solicitation of proxies, and we are soliciting proxies principally by mail.  In addition, directors, officers, and regular employees may solicit proxies, personally or by telephone, for which they will receive no consideration other than their regular compensation.  We will also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting material to the beneficial owners of shares of common stock held by them, as of the record date, and will reimburse such persons for their reasonable expenses so incurred.

Revocability of Proxies

Any shareholder who executes and returns a proxy may revoke it at any time before it is voted by (a) executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary before the vote at the meeting, (b) filing a written notice of revocation bearing a later date than his proxy, with our Corporate Secretary, before the vote at the meeting, or (c) appearing in person at the meeting, filing a written notice of revocation with the Corporate Secretary and voting in person the shares to which the proxy relates.  Any written notice or subsequent proxy should be delivered to Tel-Instrument Electronics Corp, 728 Garden St., Carlstadt, NJ 07072, Attn:  Joseph P. Macaluso.

Householding of Proxy Materials

To reduce printing costs and postage fees of sending duplicate proxy materials, we have adopted a practice approved by the Securities and Exchange Commission (“SEC”) called “householding.”  Under this practice, stockholders who have the same address and last name and who do not participate in electronic delivery of proxy materials, will receive only one copy of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies.  Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and receive only one set of proxy soliciting materials and would like to request a separate copy of these materials, please send your request to the Company, 728 Garden Street, Carlstadt, NJ 07072, Attn: Joseph P. Macaluso. We will deliver the requested documents promptly upon your request.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

General

The Board currently consists of five directors elected annually. Mr. Robert Melnick, a director elected at last year’s Annual Meeting, died in 2010 and the Company has elected to continue with five directors for the time being. The five director candidates named below have been nominated for one-year terms.  Please see “Nominating Committee” below for the Company’s nominating procedures.

Each candidate currently serves as a director.  None of the candidates, except Harold K. Fletcher, Chairman of the Board and CEO of the Company and Jeffrey O’Hara, President and COO are employed by the Company; Messrs. Leon, Rice, and Walker are independent as defined in the rules of the NYSE Amex.

Pursuant to the By-Laws the number of directors shall be not less than three and not more than nine directors, and the directors may elect a director to fill a term until the following Annual Meeting of Shareholders, provided that there is an opening.

It is intended that votes will be cast pursuant to the enclosed proxy card for the election of the nominees listed in the table below, except for those proxies that withhold such authority.  Shareholders do not have cumulative voting rights with respect to the election of directors, and each proxy will be voted for each of the five nominees (unless authority is withheld).  If any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person or persons as the appointed proxies may recommend in the place of such nominee.  We have no reason to believe that any of the nominees will not be candidates or will be unable to serve.

Vote Required

The five nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting, where a quorum is present, shall be elected to the Board of Directors.  (The number of shares voted “For” a nominee must exceed the number of shares voted “Withhold Authority for that Nominee”.)  The officers and directors, who own over 50% of the outstanding Common Stock (See “Security Ownership” below), have stated that they will vote their shares for the five nominees listed below.  The Board of Directors recommends that shareholders vote FOR each of the nominees listed below.  Unless you indicate otherwise, your proxy will be voted for the election of the nominees listed below.

Information Regarding the Nominees

Director
Name (age)	Position	Since

Harold K. Fletcher (1)	Chairman of the Board,	1982
(84)	Chief Executive Officer of
 the Company since 1982;

Jeffrey C. O’Hara, CPA (1)	Director; President since August 2007; 1998
(52)	Chief Operating Officer since
June 2006; and Vice President
of the Company since August, 2005.
                                                                                                  Financial Consultant from 2001;
Chief Financial Officer from
1999-2000 of Alarm Security Group

George J. Leon (2) (3)	Director; an Investment	1986
  (66)                                                               Manager and beneficiary of
 the George Leon Family Trust
 (investments) since 1993;

Robert A. Rice (2) (3)                                   Director; President and                                                  2004
(55)	Owner of Spurwink Cordage, Inc since
1998 (textile manufacturing).

Robert H. Walker (2) (3)	Director; Member of Board of	1984
(74)	Directors of Robotic Vision
Systems, Inc. (RVSI), 1990-2005
 Executive Vice President of RVSI,
 1983-1998.

(1)	Mr. O’Hara is the son-in-law of Mr. Harold K. Fletcher.
(2)	Member of the Audit Committee
(3)	Member of the Compensation Committee

                        Background of Directors

Harold K. Fletcher has been our largest stockholder and served as our Chairman of the Board and CEO since 1982.  Before joining the Company Mr. Fletcher served as the CEO of Sierra Research Corp, and prior to that Mr. Fletcher was appointed as the Associate Administrator for Procurement Assistance for the Small Business Administration where he was responsible for all procurement preference programs.

George J. Leon has served as a member of the Board of Directors since 1986. Mr. Leon has substantial experience in finance, and as an investment manager. He serves as Investment Manager and beneficiary of the George Leon Family Trust.

Jeffrey C. O’Hara, CPA has served as a member of the Board of Directors since 1998, and has been Vice President since 2005, COO since 2006, and President since 2007.  Prior to joining the Company, Mr. O’Hara held various management positions at General Motors, and has extensive financial experience as a CFO, as well as serving on the Board of other companies.

Robert H. Walker has served as member of our Board of Directors since 1984. Mr. Walker, prior to his retirement in 1998 had served as Executive Vice president of Robotic Vision Systems, Inc., which designs, manufactures, markets and sells automated two-dimensional and three-dimensional (2-D and 3-D) machine vision-based products and systems for inspection, measurement and identification. Mr. Walker also served as CFO of that Company, and is an “Audit Committee Financial Expert” as defined in the regulations promulgated by the Securities and Exchange Commission (see “Audit Committee” below).

Robert A. Rice has served as a member of our Board of Directors since 2004. Mr. Rice is currently President and Owner of Spurwink Cordage, Inc. a textile manufacturing company located in New England since 1998, and is experienced in managing businesses and in securities matters.

CORPORATE GOVERNANCE, BOARD MEETINGS AND COMMITTEES

The Board of Directors is responsible for supervision of the overall affairs of the Company.  The Board held eight meetings during the fiscal year 2010, and each of the nominee directors attended all of the meetings. The Company expects directors to attend all Board, Committee, and Shareholder meetings. Three of the five Directors, Messrs Leon, Rice and Walker, are independent under the Rules of the NYSE Amex (the “NYSE Amex”).

Harold K. Fletcher has been Chief Executive Officer and Chairman of the Board of the Company since 1982. Although there is a majority of independent directors on the Board, there is no designated “Lead Director”. The Board believes this was the best structure for the Company, because of its size, number and nature of stockholders’ shareholdings and relatively limited corporate risk, other than for customary operational and business environmental risks. The Board is currently reconsidering these issues in light of, among other things, the anticipated growth of the Company and recent economic and regulatory events.

To assist it in carrying out its duties, the Board has delegated certain authority to committees.  The Board has established standing Audit and Compensation Committees, and has delegated nominating responsibility to the three Directors who are independent under the Rules of the NYSE Amex (“NYSE Amex Rules”).  Our Audit and Compensation Committees consist of only independent, non-employee directors.

Code of Conduct

The Company has had corporate governance standards and policies, regulating officer, director and employee conduct for many years.  In fiscal 2004, we reviewed our standards and policies and incorporated them into our new Code of Business Conduct, which we believe satisfies the rules promulgated by the SEC and the NYSE Amex.  The Code applies to all employees, including our Chief Executive Officer, President and Chief Operating Officer and our Principal Accounting Officer, and is available to any shareholder free of charge, by submitting a written request to the Company, 728 Garden Street, Carlstadt, NJ  07072, Attn: Joseph P. Macaluso.

Audit Committee

The Board of Directors established a separately designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and of the Rules of The NYSE Amex.  The Audit Committee is comprised of Messrs. Walker (Chairman), Leon, and Rice.  Messrs. Walker, Leon, and Rice are independent, as that term is defined under the Securities Exchange Act of 1934, and Mr. Walker is a financial expert as defined in that act. Mr. Walker served as director and Executive Vice President of Robotic Vision Systems, Inc., a reporting company, and as its principal financial officer for over 15 years.

The Audit Committee reviews the Company’s financial statements, and oversees the Company’s accounting, audits, internal controls, and adherence to its Business Conduct Guidelines.  The Committee also appoints and recommends to the Board of Directors the Company’s independent registered public accounting firm and reviews and evaluates the independent registered public accountants’ compensation, services performed, and procedures for ensuring its independence with respect to the Company.  The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is annexed as Exhibit B.

During fiscal 2010, all three members of the Committee attended all five of the Audit Committee meetings.  In the opinion of the Board, and as “independent” is defined under NYSE Amex Rules, Messrs. Walker, Leon and Rice are independent of management and free of any relationship which might interfere with their exercise of independent judgment as members of this committee.

The Audit Committee has: (i) reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended March 31, 2010; (ii) discussed with BDO USA, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP's communications with the Audit Committee concerning independence; and (iv) discussed with BDO USA, LLP its independence from the Company.  The Audit Committee has also discussed with management of the Company and BDO USA, LLP such other matters and received such assurances from them as it deemed appropriate.  The Audit Committee meets regularly with management and BDO USA, LLP and then with BDO USA, LLP without management present, to discuss the result of BDO USA’s examination, the evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s accounting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements for the fiscal year ended March 31, 2010 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

                                                              Audit Committee of the
                                                              Board of Directors

                                                              Robert H. Walker, Chairman
                                                             George J. Leon
                                                             Robert A. Rice

Compensation Committee

The Compensation Committee, consists and consisted during fiscal 2010 of George J. Leon, Chairman, Robert A. Rice and Robert H. Walker, is responsible for (1) reviewing and evaluating employee stock and other compensation programs and plans, (2) determining the compensation of the Chief Executive Officer, and (3) approving compensation arrangements, including Keyman incentive compensation and stock option grants, for management and other employees.  The Board created the Compensation Committee by resolution giving it the foregoing authority, but the committee does not have a written charter.

The Compensation Committee met once during the 2010 fiscal year; Messrs. Leon Rice and Walker attended the meeting. Messrs. Leon, Rice and Walker are independent, as defined in the NYSE Amex Rules. See “Executive Compensation” below for a discussion of the Committee’s processes and procedures for reviewing and determining compensation.

Nominating Committee

            The Board of Directors designated George J. Leon, Robert A. Rice and Robert H. Walker, each of whom is not an employee of the Company, and is an independent director under NYSE Amex Rules, to act as a Nominating Committee of the Board pursuant to a “Procedures Resolution” adopted by the Board.  The Committee does not have a formal charter.

            The Board directed that candidates for director should have a commitment to enhancing long term shareholder value and possess a high level of personal and professional ethics and sound business judgment.  In addition, they should have (a) experience in business, finance, technology or administration, (b) familiarity with the Company, its technology, business and industry, and (c) appreciation of the relationship of the Company’s business to changing needs in our society.  In order to identify director candidates, the Committee relies on its and the Board’s personal business experience and contacts, and its evaluation of any recommended candidates.  The Committee does not intend to retain consultants to identify candidates, or to pay fees in this connection.

The Board of Directors unanimously concluded that it is not appropriate to have a specific policy with regard to shareholder communications to the Board as to director candidates recommended by Shareholders, because (a) the officers and directors own over 50% of the outstanding shares, (b) the remaining shares are limited and relatively widely held, and (c) Shareholders have not submitted recommendations or comments in the past.  The Nominating Committee will consider any shareholder communication and any recommendations, if made in accordance with the following paragraph, by Shareholders owning more than 5% of the outstanding stock for over 1 year, and will make its recommendations for nominees based on the criteria set forth above.  No shareholder recommendations from shareholders owning more than 5% of the outstanding shares were received in connection with the Annual Shareholders’ Meeting scheduled for December 15, 2010.

 If a shareholder (or shareholders), who has beneficially owned at least 5% of the outstanding Common Stock, for at least 1 year, wishes to submit to the Nominating Committee a recommendation for a nominee as a director, for consideration in connection with the 2011 annual meeting, they may send their recommendation to the Company, Attention: Joseph P. Macaluso, not later than August 17, 2011.  The written recommendation must (a) identify the nominee, (b) identify the shareholder or shareholders making the recommendation, (c) provide a written consent of both the recommending shareholder and the recommended nominee to be identified in the Proxy Statement, and (d) provide proof that the security holder or group satisfies the ownership and holding period specified above.  The Committee will consider shareholder recommendations, but is not obligated to submit the recommendations to the Board or the shareholders.  (See “Shareholder Proposals” below.)

The five candidates for Directors being submitted to Shareholders pursuant to this Proxy Statement were recommended to the Board by the Nominating Committee.

Compensation of Independent Directors

            Directors who are not employees or officers of the Company receive $1,250 in cash and options, at the then market price, to purchase 1,000 shares of common stock for attendance at each in-person meeting and $625 in cash and options to purchase 500 shares for attendance at each formal telephonic meeting of the Board or of a standing committee.  During fiscal year 2010 non-employee directors received the following compensation pursuant to this plan.

Name	Cash Compensation	Option Awards ($)(1)	Total $
George J. Leon	$8,125	$13,221	$21,346
Robert A. Rice	$8,125	$13,221	$21,346
Robert H. Walker	$8,125	$13,221	$21,346

(1)	Amounts in this column represent the fair value required by ASC 718 to be included in our financial statements for each option granted during fiscal year 2010.
(2)	Total outstanding options for all three outside directors were 91,000 at March 31 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires reports to be filed with the SEC, relating to stock ownership of officers, directors, and beneficial owners of 10% or more of the Company stock.  For the fiscal year ended March 31, 2010, the Company believes, based on reports filed with it, that all required reports under Section 16(a) have been filed.

The following table provides information as of March 31, 2010 regarding compensation plans under which equity securities of the Company are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of options	Weighted average exercise price of options	Number of options remaining available for future issuance under Equity Compensation Plans
Equity Compensation Plans approved by shareholders *	272,000	$3.88	164,570
Equity Compensation Plans not approved by shareholders	--	--	--
Total	272,000	$3.88	164,570

* See Note 10 to Notes to the Consolidated Financial Statements

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF BDO USA, LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP currently serves as the Company’s independent registered public accounting firm and that firm conducted the audit of the Company’s consolidated financial statements for the fiscal years ended March 31, 2010 and 2009.  The Audit Committee has appointed BDO USA, LLP to serve as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending March 31, 2011 and recommended to the Board that its appointment be submitted to the shareholders for ratification.  The Board concurred with this appointment and recommendation.  Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

A representative of BDO USA, LLP is expected to attend the meeting and will be available to answer stockholder questions, and will have the opportunity to make a statement, if he or she wishes to do so.

Fees Paid to BDO USA, LLP

            For the fiscal years ended March 31, 2010 and 2009, professional services were performed by BDO USA, LLP, and fees were paid to it by the Company, as follows:

                                                               2010                             2009

                            Audit Fees and Expenses                                                            $108,000                      $105,000
                                                            Audit-Related Fees                                                                                  -                                     -
                            Total Audit and Audit-Related Fees                                           108,000                         105,000
                            Tax Fees                                                                                                     -                                      -
All Other Fees Total	$108,000	$105,000

Audit Fees.  This category includes the audit of the Company’s consolidated financial statements and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q.  It also includes advice on accounting matters which arose during, or as a result of, the audit or the review of interim financial statements, and services which are normally provided in connection with regulatory filings, or in an audit engagement.

Audit Related Fees, Taxes and Other Fees.  No fees under these categories were paid to BDO USA, LLP in 2010 and 2009.

Audit Committee Pre-Approval Policy of Audit and Permissible Non-Audit Services

The Audit Committee has established a policy which requires it to specifically pre-approve all audit and permissible non-audit services, including audit-related and tax services, if any, to be provided by the independent registered public accountant.  Preapproval is generally provided for up to one year and is detailed as to the particular service or category of service to be performed, and is subject to a detailed budget.  The auditor and management are required to report periodically to the Audit Committee regarding the extent of services performed and the amount of fees paid to date, in accordance with the pre-approval.

The Audit Committee approved the Auditors’ fees in fiscal years 2010 and 2009 described above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011.  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY, PROVIDING THAT A QUORUM CONSISTING OF A MAJORITY OF OUTSTANDING SHARES IS PRESENT, WILL RATIFY THE APPOINTMENT OF BDO USA, LLP.  THE OFFICERS AND DIRECTORS, WHO OWN OVER 50% OF THE OUTSTANDING STOCK, HAVE STATED THAT THEY WILL VOTE THEIR SHARES FOR RATIFICATION.  UNLESS YOU INDICATE OTHERWISE, YOUR PROXY WILL BE VOTED “FOR” RATIFICATION.

PROPOSAL 3: RATIFICATION OF THE BOARD’S ACTION IN GRANTING BCA MEZZANINE FUND, LP (“BCA”) LIMITED PREEMPTIVE RIGHTS WITH RESPECT TO SHARES OF COMMON STOCK TO BE ISSUED TO BCA UPON ITS EXERCISE OF ITS WARRANT (THE “WARRANT”)  AND PAYMENT FOR THE SHARES ISSUED IN ACCORDANCE WITH THE WARRANT’S TERMS.

The Warrant was granted to BCA as part of the loan transaction (the “Loan Transaction”,) previously reported, pursuant to which the Company borrowed $2.5 million for five years at an interest rate of 14% per year.  In addition to issuing a five year promissory note to BCA, containing representations, warranties and covenants, the Company granted the Warrant to BCA providing that BCA could exercise the Warrant for a nine year period to purchase 136,920 shares of common stock at an exercise price of $6.70 per share, the closing price of the common stock on the NYSE-Amex on the day the Loan Transaction closed.  The Directors agreed that the 136,920 shares, together with any additional shares which may be issued pursuant to the anti-dilution provisions of that Warrant, to be issued upon exercise of the Warrant would have limited preemptive rights in “New Securities” as defined in Exhibit A annexed.

In general, preemptive rights in a share of stock give the holder the right to purchase his proportionate share of any new stock issuances by the Company, but not in the issuance of stock in respect to things like employee stock options or mergers.  See Exhibit A.

The Board agreed to provide preemptive rights for the shares issued upon exercise of the BCA warrant because concluding the BCA loan was important to the Company and the number of shares issuable upon exercise of the warrant was limited as were the preemptive rights.

The shareholders are being asked to ratify the Directors grant of limited preemptive rights for the 136,920 shares, and any anti-dilutive shares, when issued and paid for upon exercise of the Warrant.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE GRANTING OF LIMITED PREEMPTIVE RIGHTS TO BCA AS DESCRIBED ABOVE.  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY, PROVIDING THAT A QUORUM CONSISTING OF A MAJORITY OF OUTSTANDING SHARES IS PRESENT, WILL RATIFY THE DIRECTORS’ ACTION IN GRANTING LIMITED PREEMPTIVE RIGHTS TO SHARES ISSUABLE UPON EXERCISE OF THE BCA WARRANT.  THE OFFICERS AND DIRECTORS, WHO OWN OVER 50% OF THE OUTSTANDING STOCK, HAVE STATED THAT THEY WILL VOTE THEIR SHARES FOR RATIFICATION.  UNLESS YOU INDICATE OTHERWISE, YOUR PROXY WILL BE VOTED “FOR” RATIFICATION.

PROPOSAL 4: TO AMEND OUR CERTIFICATE OF INCORPORATION TO PROVIDE THAT (A) SHARES OF COMMON STOCK ISSUED UPON EXERCISE OF THE WARRANT GRANTED TO BCA MEZZANINE FUND, LLP., (THE “WARRANT”) PURSUANT TO THE LOAN TRANSACTION DESCRIBED IN THE PRECEDING PPROPOSAL, HAVE PREEMPTIVE RIGHTS IN “NEW SECURITIES’, AS DEFINED IN EXHIBIT A ANNEXED, BUT SHALL BE IDENTICAL WITH THE OUTSTANDING COMMON STOCK IN ALL OTHER RESPECTS, AND SHALL BE DESIGNATED SERIES A COMMON STOCK, AND (B) NO OTHER SHARES OF COMMON STOCK, NOW OUTSTANDING OR HEREAFTER ISSUED, SHALL HAVE PREEMPTIVE RIGHTS; AND FOR THE OFFICERS TO IMPLEMENT THIS RESOLUTION.

The Board is seeking approval to amend the Certificate of Incorporation to provide that shares issuable upon exercise of the warrant issued to BCA will be separately designated as “Series A Common Shares” and differentiated from the Company’s remaining shares of Common Stock, that the Series A Common Shares will have limited preemptive rights set forth in this Proposal and that no other shares of capital stock will have preemptive rights.

The Board does not believe that preemptive rights are useful to a public company like Tel, because they intend to impede any future financing or significant corporate transactions.

The Board unanimously approved such amendment at its meeting on November 10, 2010.

If approved by the shareholders, the Company will prepare and file with the appropriate authorities an amendment to the Certificate of Incorporation providing for the matters set forth in this Proposal and thereafter, the Certificate of Incorporation as so amended will be the Company’s governing document.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO AMEND THE CERTIFICATE OF INCORPORATION IN THE MANNER SET FORTH IN PROPOSAL 4. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY, PROVIDING THAT A QUORUM CONSISTING OF A MAJORITY OF OUTSTANDING SHARES IS PRESENT, WILL APPROVE AMENDING THE CERTIFICATE OF INCORPORATION IN THE MANNER SET FORTH ABOVE.  THE OFFICERS AND DIRECTORS, WHO OWN OVER 50% OF THE OUTSTANDING STOCK, HAVE STATED THAT THEY WILL VOTE THEIR SHARES FOR AMENDMENT.  UNLESS YOU INDICATE OTHERWISE, YOUR PROXY WILL BE VOTED “FOR” THE PROPOSAL.

SECURITY OWNERSHIP

The following table sets forth information known to the Company with respect to the beneficial ownership as of November 12, 2010, of the Company’s Common Stock, $.10 par value, of (i) all persons who are beneficial owners of five percent (5%) or more of the Company’s Common Stock, (ii) each director and nominee, (iii) the named Officers, and (iv) all current directors and executive officers as a group.

	Number of Shares	Percentage
Name and Address	Beneficially Owned	of Class (1)

Named Directors and Officers

Harold K. Fletcher, Director	658,064 (2) 25.1%
and Chief Executive Officer
728 Garden Street
Carlstadt, NJ 07072

George J. Leon, Director	379,367	(3)	14.4%
116 Glenview
Toronto, Ontario, Canada M4R1P8

Jeffrey C. O’Hara, Director	188,600	(4)	7.2%
and President
853 Turnbridge Circle
Naperville, IL 60540

Robert A. Rice, Director	106,204	(5)	4..0%
5 Roundabout Lane
Cape Elizabeth, ME 04107

Robert H. Walker, Director	68,683	(6)	2.6%
27 Vantage Court
Port Jefferson, NY 11777

Donald S. Bab, Secretary	82,034	3.1%
770 Lexington Ave.
New York, New York 10021

All Officers and Directors	1,482,952	(7)	55.6%
as a Group (8 persons)

Hummingbird Management, LLC                                                                              140,600       (8)                                                                                           5.9%
460 Park Avenue
New York, NY 10022

(1)
The class includes 2,625,323 shares outstanding plus shares outstanding under Rule 13d-3(d)(1) under the Exchange Act.  The common stock, deemed to be owned by the named parties, includes stock which is not outstanding but is subject to currently exercisable options held by the individual named.  The foregoing information is based on reports made by the named individuals.

(2)	Includes 24,681 shares owned by Mr. Fletcher's wife, and 4,254 shares owned by his son. Mr. Fletcher disclaims beneficial ownership of the shares owned by his wife and son.

(3)
Includes 299,517 shares owned by the George Leon Family Trust, of which Mr. Leon is a beneficiary and 14,000 shares subject to currently exercisable stock options.  Mr. Leon acts as a manager of the trust assets pursuant to an informal family, oral arrangement and disclaims beneficial ownership of the shares owned by the Trust.

(4)	Includes 9,000 shares subject to currently exercisable stock options owned by Mr. O’Hara.

(5)	Includes 13,600 shares subject to currently exercisable stock options owned by Mr. Rice.

(6)	Includes 14,600 shares subject to currently exercisable stock options owned by Mr. Walker.

(7)	Includes 54,200 shares subject to currently exercisable options held by all executive officers and directors of the Company (including those individually named above).

(8)	Based on Schedule 13D filed with the SEC on February 26, 2008 and furnished to the Company.

(9)	Joseph P. Macaluso, the Company’s Principal Accounting Officer owns 23,513 shares.

EXECUTIVE COMPENSATION

The following table presents information regarding compensation of our principal executive officer, and the two most highly compensated executive officers other than the principal executive officer for services rendered during fiscal years 2010 and 2009.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($) (1)	Incentive ($) (2)	Option Awards ($) (3)	All Other Compensation $ (4)	Total ($)
Harold K. Fletcher, CEO	2010	159,000 (5)	-0-	15,524	7,623	182,147
	2009	159,000	6,000	-0-	7,372	172,372

Jeffrey C. O’Hara, President	2010	140,000	-0-	15,524	19,760	175,284
	2009	130,770	6,000	21,573	16,846	175,189

Marc A. Mastrangelo, Vice President – Operations (6)	2010	135,000	-0-	-0-	18,503	153,503
	2009	128,097	6,000	19,640	15,667	169,404

(1)	The amounts shown in this column represent the dollar value of base cash salary earned by each named executive officer (“NEO”).

(2)	No incentive compensation was made to the NEO’s in 2010, and therefore no amounts are shown.

(3)
Amounts in this column represent the fair value required by ASC Topic 718 to be included in our financial statements for all options granted during that year (see Note 15 to Notes to the Consolidated Financial Statements).

(4)	The amounts shown in this column represent amounts for medical and life insurance as well as the Company’s match in the 401(k) Plan.

(5)	$54,279 was accrued and unpaid at March 31, 2010.

(6)	Mr. Mastrangelo left the Company in June 2010.

Processes and Procedures

The Compensation Committee recommends to the Board, compensation for all employees, including executive officers. Employee directors are not compensated as Directors and the compensation for non-employee directors is determined annually by the entire Board.

The Committee evaluates the performance of the executive officers on an ongoing basis during the year.  Management submits a proposal near the end of the year for annual compensation of all employees, including executives, based on its evaluation of the employee’s performance and contribution to the Company. The proposal recommends salary levels, keyman incentive awards, and stock option grants.  The Committee considers management’s evaluation of each executive as well as the Committee’s own evaluation of his performance and published information on compensation for similar positions in competitive businesses.  Because the Company is small and the executives are critical to its business success, compensation is also based on overall business success. The final recommendations of the Compensation Committee are reached by the committee in executive session without the presence of any party not a member of the committee.

The Compensation Committee independently evaluates the performance of the CEO and determines the CEO’s salary, bonus and stock option grant.  The Compensation Committee sets qualitative objectives and responsibilities for the CEO consistent with the Corporation’s business model.  These include creating shareholder value through a balanced focus on long-term returns on capital employed, earnings per share and total shareholder return; developing the long-term business strategy and assessing the effectiveness of the Corporation’s management development and succession planning process across the organization; ensuring that every business line develops and meets high standards of safety, health, environmental performance as well as high ethical standards and compliance with applicable legal requirements; stewardship and enforcement of internal business controls; communicating effectively with all the Corporation’s stockholders, and working effectively with the Board in the pursuit of all these objectives.

The Committee does not delegate any of its responsibility and uses consultants only as a source of information about compensation in comparable businesses.

Incentive Plan

The Company has a key man incentive compensation program.  Each year the Compensation Committee determines a percentage of operating profits to be distributed among senior employees, including executive officers. The percentage determined is based on the general performance of the Company, and the amount of operating profits available for shareholders and for reinvestment in the business. This element of compensation provides an incentive for short-term performance.

The percentage of operating profits so determined is then distributed to senior employees, including executive officers and to a category  entitled  "other",  based on (a) the amount of the employee's base salary, (b) his contribution to the Company,  (c) the results of that contribution,  (d) an estimated amount of his  "special effort" on behalf of the Company, (e) his technical expertise, leadership, and management skills, and (f) the level of the overall  compensation paid employees performing similar work in competitive companies.

Outstanding Equity Awards at Fiscal Year End Table

The following table sets forth the outstanding stock option grants held by named executive officers at the end of the 2010 fiscal year. The option exercise price set forth in the table is based on the closing market price on the date of grant.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date

Harold K. Fletcher	-0-	5,000	$8.00	2/22/15

Jeffrey C. O’Hara	6,000	9,000	$3.58	3/02/14
	-0-	5,000	$8.00	2/22/15
Marc A. Mastrangelo	2,400	-0-	$3.55	2/28/11
	6,600	2,400	$3.35	1/24/12
	1,600	6,400	$3.89	3/18/14

(1)	Options are exercisable, on a cumulative basis, 20% at or after each of the first, second, and third anniversary of the grant and 40% after the fourth year anniversary.

Grants of Plan-based Awards Table for Fiscal Year

The following table sets forth information on stock options granted during or for the 2010 fiscal year to our named executive officers in connection with Subordinated Loans made by these officers as described in Note 10 to Notes to Consolidated Financial Statements.

Name	Approval Date	Grant Date	All Other Option Awards: Number of Shares of Stock (#)	Exercise or Base Price of Option Awards ($/Share)	Grant date Fair value of option Awards ($)
Harold K. Fletcher	02/22/10	02/22/10	5,000	$8.00	$15,524
Jeffrey C. O’Hara	02/22/10	02/22/10	5,000	$8.00	$15,524
The exercise price of the options granted was the fair market value at the date of grant of the shares underlying such options. The estimated fair value of the shares underlying such options was determined utilizing the methodology described in Note 14 of the notes to the consolidated financial statements.

Options granted to NEOs are consistent with the terms of options granted to other employees pursuant to the Employee Stock Option Plans (see Note 14 of the notes to the consolidated financial statements). Options granted to NEOs may be tax sheltered to the grantee, and their value constitutes a charge to the Company (see Notes 2 and 14 to the Financial Statements).

Options Exercised and Stock Vested During Fiscal Year 2010

The following table sets forth the number of shares acquired upon exercising options awards by our named executive officers (“NEOs”) during fiscal year 2010.

Name	Number of shares acquired on exercise	Value realized on exercise (1)
Harold K. Fletcher	15,000	$17,850
Jeffrey C. O’Hara	24,500	$27,250

(1)	Value stated calculated by subtracting the exercise price from the market value at time of exercise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Any corporate transaction which involves a related person, including transactions which would be required under Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission, must be approved by the independent directors as being fair and reasonable to the Corporation and its shareholders. Any such approval would be included in the minutes of the Board of Directors. There were no such transactions during the last fiscal year that would be required to be reported under Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

SHAREHOLDER PROPOSALS

    Proxy Materials

If a shareholder wishes to present a proposal for inclusion in the proxy materials for the 2011 annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive officers of Tel-Instrument Electronics Corp, 728 Garden St., Carlstadt, NJ 07072, Attn:  Joseph P. Macaluso, no later than August 17, 2011.  All proposals must conform to the rules and regulations of the Securities and Exchange Commission.  See “Nominating Committee” above.

Annual Meeting

A shareholder must give written notice to the Company of a proposal, not subject to SEC Rule 14a-8, or of a nomination, which the shareholder intends to submit at the annual meeting, at least 45 days before the anniversary of the date on the prior year’s Proxy Statement.  If the Company does not receive such written notice, prior to such 45 day period all Proxy cards will be voted at the meeting, as directed by the Board of Directors, in respect of such proposal or nomination.

                  To be timely for the 2011 Annual Meeting, written notice must be received by the Company at the above address, prior to November 1, 2011

No shareholder proposals or notices were received in connection with the 2010 meeting.

.

Shareholder Communications

Any shareholder wishing to communicate with the Board of Directors may send a written communication, stating their name, the amount and duration of their share ownership and the substance of their communication to the Company at the address stated above under “Proxy Materials” and the communication will be distributed to each director.

ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q

A copy of our annual report on Form 10-K for the fiscal year ended March 31, 2010, and a copy of our quarterly report on Form 10-Q for the period ended September 30, 2010, as filed with the Securities and Exchange Commission, including the financial statements and financial statement schedules thereto accompany the notice of this annual meeting, proxy statement and the related proxy card, but are not proxy solicitation material.  We will furnish to any person whose proxy is being solicited, any exhibit described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit.  Requests for copies of exhibits should be directed to Joseph P. Macaluso at the Company address at 728 Garden Street, Carlstadt, NJ  07072.

                                                                                             Sincerely,

                                                                                             TEL-INSTRUMENT ELECTRONICS CORP

                                                                                                                                                                             /s/  Harold K. Fletcher
                                                                                    Harold K. Fletcher
                                                                                    Chairman of the Board

Carlstadt, New Jersey
November 29, 2010

                                                                                                                                                                                                                                                                                                        23